UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2006


                                [GRAPHIC OMITTED]
                                     OCWEN


                           Ocwen Financial Corporation
             (Exact name of registrant as specified in its charter)


        Florida                    1-13219                     65-0039856
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
       of Incorporation)          File Number)              Identification No.)


            1661 Worthington Road
                  Suite 100
            West Palm Beach, Florida                               33409
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   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Election of Directors

         On May 5, 2006, Ocwen Financial Corporation (the "Company") announced via press release that at the annual meeting of the Company, shareholders elected eight directors. The shareholders reelected William C. Erbey, Ronald M. Faris, Martha C. Goss, Ronald J. Korn, William H. Lacy, W. Michael Linn, W.C. Martin, and Barry N. Wish. The press release is attached hereto and filed herewith as Exhibit 99.1.

Section 8 - Other Events

Item 8.01 Other Events.

         On May 5, 2006, the Company announced via press release that at its annual meeting, shareholders approved a proposal to amend the Company's Articles of Incorporation to effect a 1-for-10 reverse stock split, followed immediately by a 10-for-1 forward stock split (the "Reverse/Forward Split"). The Reverse/Forward Split is currently expected to be completed on May 12, 2006 (the "Effective Date"). As a result of the Reverse/Forward Split, accounts with less than ten shares of common stock will be converted on the Effective Date into the right to receive a cash payment for each share held equal in value to the average official closing price of the common stock on The New York Stock Exchange over the ten trading days immediately preceding the Effective Date. All shareholder accounts holding ten shares or more will be unaffected, and the total number of shares held by such accounts will not change. The Company's Board of Directors reserves the right to abandon the transaction at any time before the Effective Date. The press release is attached hereto and filed herewith as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

            (a)   Financial statements of businesses acquired.

                    (1)         None.

            (b)   Pro forma financial information.

                    (2)         None.

            (d)   Exhibits.

                     99.1 Text of press release of Ocwen Financial Corporation, dated May 5, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OCWEN FINANCIAL CORPORATION


Date: May 5, 2006                       By:  /s/ WILLIAM C. ERBEY
                                             -----------------------------------
                                             William C. Erbey
                                             Chief Executive Officer